UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2018

Simon Property Group, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36110	34-1755769
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 W. Washington Street

Indianapolis, IN 46204

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01                                  Entry into a Material Definitive Agreement

On February 15, 2018, Simon Property Group, L.P. (the “Company”) amended and extended its $3.5 billion unsecured multi-currency supplemental revolving credit facility (the “Supplemental Facility”), as summarized in the attached press release.  The Supplemental Facility’s initial borrowing capacity of $3.5 billion may be increased to $4.5 billion during its term. The initial maturity date of the Supplemental Facility was extended to June 30, 2022 from June 30, 2019.  The initial maturity date can be extended for an additional year to June 30, 2023 at our sole option, subject to our continued compliance with the terms thereof. The base interest rate on the Supplemental Facility was reduced to LIBOR plus 77.5 basis points from LIBOR plus 80 basis points, with a facility fee of 10 basis points.  The Supplemental Facility provides for borrowings denominated in U.S. Dollars, Euro, Yen, Sterling, Canadian Dollars and Australian Dollars.  The Supplemental Facility contains a money market competitive bid option program that allows the Company to hold auctions to achieve lower pricing for short-term borrowings.

The Supplemental Facility provides for borrowings for general corporate purposes.

The Supplemental Facility contains ongoing covenants relating to total and secured leverage to capitalization value and minimum EBITDA and unencumbered EBITDA coverage requirements.  Payment under the Supplemental Facility can be accelerated if the Company or its general partner, Simon Property Group, Inc., is subject to bankruptcy proceedings or upon the occurrence of certain other events.

A copy of a press release and the Supplemental Facility agreement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference and constitute part of this report.

ITEM 1.02                                  Termination of a Material Definitive Agreement

The disclosure required by this Item is included in 1.01 and is incorporated herein by reference.

ITEM 2.03                                  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this Item is included in 1.01 and is incorporated herein by reference.

ITEM 9.01                                  Financial Statements and Exhibits

Financial Statements:

None

Exhibits:

Exhibit No.	Description	Page Number in This Filing

99.1	Press release dated February 15, 2018	4

99.2	Amended and Restated $3,500,000,000 Credit Agreement dated as of February 15, 2018	5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 15, 2018

SIMON PROPERTY GROUP, L.P.

By:	Simon Property Group, Inc., the sole General Partner

By:	/s/ Steven K. Broadwater
Steven K. Broadwater
Senior Vice President and Chief
Accounting Officer